UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 13, 2014

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2325
Atlanta, GA 30328
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

CatchMark Timber Trust, Inc. (the “Company”) held its 2014 annual meeting of stockholders (the “Annual Meeting”) on August 13, 2014. At the close of business on May 20, 2014, the record date for the Annual Meeting, there were 24,984,538 shares of the Company’s common stock outstanding and entitled to vote. Holders of 18,017,310 shares of common stock were present at the Annual Meeting, either in person or by proxy, representing 72.111% of the Company’s outstanding common stock.

The Annual Meeting was held for the purpose of:

1.	electing seven directors to serve on the Company's board of directors until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.	approving, on an advisory basis, the compensation of the Company's named executive officers;

3.	approving, on an advisory basis, an annual advisory vote to approve the compensation of the Company's name executive officers; and

4.	ratifying the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered accounting firm for the fiscal year ending December 31, 2014.

Proposal No. 1
Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Jerry Barag	7,270,621	1,473,285	9,273,404
Alan D. Gold	8,606,081	137,825	9,273,404
Donald S. Moss	7,057,019	1,686,887	9,273,404
Willis J. Potts, Jr.	6,920,424	1,823,482	9,273,404
John F. Rasor	7,275,950	1,467,956	9,273,404
Douglas D. Rubenstein	8,617,642	126,264	9,273,404
Henry G. Zigtema	6,916,767	1,827,139	9,273,404

Proposal No. 2

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval, on an advisory basis, of the compensation of the Company’s named executive officers	8,343,319	280,847	119,740	9,273,404

Proposal No. 3

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Approval, on an advisory basis, of the frequency of the advisory vote to approve the compensation of the Company’s named executive officers	8,032,234	84,769	410,218	216,685	9,273,404
Based on these results, and consistent with the board of directors’ recommendation, the board of directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next advisory vote on the frequency of the advisory vote on named executive officer compensation.
Proposal No. 4

	Votes For	Votes Against	Abstentions
Ratification of the appointment of Deloitte as the independent registered public accounting firm for the fiscal year ending December 31, 2014	17,779,833	95,597	141,880

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

Date: August 19, 2014	By:	/s/ Brian M. Davis
Brian M. Davis Senior Vice President and Chief Financial Officer